UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 30, 2013
Date of Report (Date of Earliest Event Reported)

TALON REAL ESTATE HOLDING CORP.
(Exact Name of Registrant as Specified in its Charter)

Utah	000-53917	26-1771717
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5500 Wayzata Boulevard Suite 1070 Minneapolis, Minnesota	55416
(Address of Principal Executive Offices)	(Zip Code)

(612) 604-4600
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE FOR AMENDMENT

This Amendment to the Current Report on Form 8-K, originally filed on December 30, 2013, is being filed to correct Exhibit 10.1 regarding the number of authorized capital stock issued and outstanding

Item 1.01.

Entry into a Material Definitive Agreement.

On December 30, 2013, Talon Real Estate Holding Corp. (the “Company”) entered into a Common Stock Purchase Agreement with private investors including Curtis Marks, a director of the Company, providing for the sale, in a private placement, of 100,000 shares of common stock at a price of $1.25 per share, resulting in gross proceeds to the Company of approximately $125,000.

The foregoing description of the terms and conditions of the purchase agreement does not purport to be complete and is qualified in its entirety by the purchase agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03.

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 30, 2013, Talon OP, L.P., our wholly-owned subsidiary, issued an unsecured promissory note in the aggregate principal amount of $100,000 to Curtis Marks, a director of the Company.  The note bears interest at 14% per annum and Talon OP, L.P. will pay principal and all accrued interest on the promissory note on or before May 15, 2014. In addition, Talon OP, L.P. may prepay the promissory note in whole or in part at any time.

The foregoing description of the terms and conditions of the purchase agreement does not purport to be complete and is qualified in its entirety by the promissory note, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 3.02.

Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this report is incorporated herein by reference.

We relied upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933 and Rule 506 of Regulation D promulgated thereunder with respect to the private placement. The purchasers were accredited investors who were provided full information regarding our business and operations. There was no general solicitation in connection with the offer or sale of the securities.  The purchasers acquired these securities for their own account.  The securities referenced in this Current Report on Form 8-K have not been registered under the Securities Act of 1933 and may not be offered or sold absent registration or an applicable exemption from registration requirements.

Item 9.01.

Exhibits.

10.1

Common Stock Purchase Agreement dated as of December 30, 2013 by and among the Company and the purchasers listed on Exhibit A thereto

10.2

Promissory Note to Curtis Marks from the Company, dated December 30, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALON REAL ESTATE HOLDING CORP.

Date: December 30, 2013	/s/ MG Kaminski
Matthew G. Kaminski
Chief Executive Officer

Index to Exhibits

Exhibit No.	Description	Manner of Filing

10.1	Common Stock Purchase Agreement dated as of December 30, 2013 by and among the Company and the purchasers listed on Exhibit A thereto	Filed Electronically

10.2	Promissory Note to Curtis Marks from the Company, dated December 30, 2013	Filed Electronically